Exhibit 99.1
HCC INSURANCE HOLDINGS POSTS ANOTHER STRONG PERFORMANCE
HOUSTON (February 22, 2011)
HCC Insurance Holdings, Inc. (NYSE: HCC) today released earnings for the fourth quarter and full year 2010.
Net earnings for the fourth quarter of 2010 were $97.3 million, compared to $84.8 million for the fourth quarter of 2009. Net earnings per diluted share were $0.84 for the fourth quarter of 2010, versus $0.74 for the same quarter of 2009. Net earnings for the full year of 2010 were $345.1 million, compared to $353.9 million for the 2009 full year. Net earnings per diluted share were $2.99 for 2010, versus $3.11 for 2009.
“Our return on average equity was 10.9% for the year. We are very pleased with this performance in an environment which remains challenging,” HCC President and Chief Executive Officer John N. Molbeck, Jr. said.
Book value per share increased 8% during the year from $26.58 to $28.67. The 2010 book value reflects dividends of $0.56 per share. This was the 14th consecutive year in which HCC raised its dividend. Book value per share grew at a compounded rate of 13% over the last five years. The Company repurchased 1.3 million shares of its common stock during 2010, for a total cost of $35.1 million and a weighted-average cost of $26.99 per share. Currently, $265.3 million remains under its $300 million share buyback authorization.
The Company’s GAAP combined ratio for the fourth quarter of 2010 was 82.3%, compared to 85.2% for the fourth quarter of 2009. The GAAP combined ratio for the full year of 2010 was 84.6%, versus 84.0% for 2009. HCC’s paid loss ratio for the year was 59.7%, compared to a paid loss ratio of 55.8% in 2009.
The accident year combined ratio was 87.0% for the fourth quarter of 2010 and 85.6% for the full year of 2010, compared to 88.5% and 86.6% for the same periods in 2009, respectively.
“Once again our combined ratio remained excellent for the year and our accident year combined ratio of 85.6% is a reflection of our strong underwriting culture, well managed expense ratio and the continued value of our non-correlated portfolio of businesses,” Mr. Molbeck said.
Gross written premium of HCC’s insurance company subsidiaries decreased 5% to $624.2 million for the fourth quarter of 2010, compared to $655.7 million for the same quarter of 2009. Net written premium decreased 6% to $486.7 million during the 2010 fourth quarter, compared to net written premium of $518.4 million for the 2009 fourth quarter. Net earned premium for the fourth quarter of 2010 decreased 1% to $509.8 million, versus net earned premium of $512.8 million for the same quarter of 2009. Gross written premium was essentially flat at $2.6 billion for the full year of 2010, as were net written premium and net earned premium of $2.0 billion.
During the fourth quarter of 2010, HCC had net favorable prior year reserve development of $23.9 million, compared to net favorable prior year reserve development of $16.9 million for the same period of 2009. For the full year of 2010, the Company recorded $22.7 million of net favorable prior year reserve development, compared to $53.5 million of net favorable prior year reserve development for the full year of 2009.
Investment income increased to $53.2 million during the fourth quarter of 2010, compared to $50.2 million during the fourth quarter of 2009. On a year-to-date basis, investment income grew to $203.8 million in 2010 from $192.0 million in 2009. This resulted from growth in the Company’s fixed income securities investment portfolio, partially offset by lower interest rates. The portfolio increased 12% from $4.6 billion at December 31, 2009 to $5.2 billion at December 31, 2010.
As of December 31, 2010, HCC’s fixed income securities portfolio had a weighted-average rating of AA+, a weighted-average duration of 5.5 years and an average long-term tax equivalent yield of 5.0%. As of December 31, 2010, HCC’s total investments had a weighted-average duration of 5.1 years.
Other operating income was $9.8 million for the 2010 fourth quarter, compared to $12.9 million for the same period in 2009. Other operating income was $44.8 million for the full year of 2010, compared to $82.7 million for the 2009 full year.
The Company’s liquidity position remains strong with $585.9 million of cash and short-term investments and $556.8 million of available capacity under its $575.0 million revolving loan facility at December 31, 2010. The Company generated $100.6 million and $415.2 million of cash flow from operating activities in the fourth quarter and full year 2010, respectively, compared to $165.3 million and $582.8 million for the same periods in 2009.
As of December 31, 2010, total investments were $5.7 billion, total assets were $9.1 billion, shareholders’ equity was $3.3 billion and the Company’s debt to total capital ratio was 8.3%.

2

EARNINGS GUIDANCE: HCC’s management estimates the Company will achieve net earnings of $2.75 to $3.05 per diluted share for 2011. These estimated results assume the following: gross written premium of $2.7 billion; net written premium of $2.2 billion; total revenue of $2.4 billion; a combined ratio of 85%-87%; and average fully diluted shares outstanding of 112 million shares. These assumptions do not include any provision for catastrophe losses that exceed the Company’s attritional loss assumptions on property treaty business, reserve development or capital gains or losses.
For further information about HCC’s 2010 fourth quarter and full-year earnings results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.
(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)
HCC will hold an open conference call beginning at 8:00 a.m. Central Standard Time on Wednesday, February 23. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161. There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com. The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, May 6, 2011.
Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland. As of December 31, 2010, HCC had assets of $9.1 billion and shareholders’ equity of $3.3 billion. HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” by Moody’s Investors Service, Inc.
For more information about HCC, please visit http://www.hcc.com.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192
Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.
*     *     *     *     *

3

HCC Insurance Holdings, Inc. and Subsidiaries
Financial Highlights
(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2010	2009	2010	2009
Gross written premium	$2,578,908	$2,559,791	$624,178	$655,705
Net written premium	2,026,197	2,046,289	486,706	518,400
Net earned premium	2,041,924	2,037,235	509,786	512,810
Net investment income	203,819	191,965	53,216	50,225
Other operating income (a)	44,832	82,669	9,797	12,904
Total revenue (a)	2,302,254	2,318,516	576,881	583,013
Net earnings	345,096	353,868	97,299	84,792
Earnings per share (diluted)	$2.99	$3.11	$0.84	$0.74
Weighted-average shares outstanding (millions)	114.1	113.1	114.1	113.4
GAAP net loss ratio	59.4%	59.7%	57.0%	59.2%
GAAP combined ratio (a)	84.6%	84.0%	82.3%	85.2%
Paid loss ratio	59.7%	55.8%	67.7%	58.4%

	December 31,	December 31,
	2010	2009
Total investments	$5,687,095	$5,456,229
Total assets	9,064,082	8,834,391
Shareholders’ equity	3,296,432	3,031,183
Debt to total capital ratio	8.3%	9.0%
Book value per share	$28.67	$26.58

(a)	2009 amounts changed to be consistent with 2010 presentation.

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited, in thousands)

	December 31,	December 31,
	2010	2009
ASSETS
Investments:
Fixed income securities — available for sale, at fair value	$4,999,440	$4,538,073
Fixed income securities — held to maturity, at amortized cost	193,668	102,792
Short-term investments	488,002	810,673
Other investments	5,985	4,691

Total investments	5,687,095	5,456,229

Cash	97,857	129,460
Restricted cash and cash investments	148,547	146,133
Premium, claims and other receivables	635,867	600,332
Reinsurance recoverables	1,006,855	1,016,411
Ceded unearned premium	278,663	270,436
Ceded life and annuity benefits	58,409	61,313
Deferred policy acquisition costs	212,786	208,463
Goodwill	821,648	822,006
Other assets	116,355	123,608

Total assets	$9,064,082	$8,834,391

LIABILITIES

Loss and loss adjustment expense payable	$3,471,858	$3,492,309
Life and annuity policy benefits	58,409	61,313
Reinsurance balances payable	201,235	182,661
Unearned premium	1,045,877	1,044,747
Deferred ceding commissions	72,565	71,595
Premium and claims payable	144,495	154,596
Notes payable	298,637	298,483
Accounts payable and accrued liabilities	474,574	497,504

Total liabilities	5,767,650	5,803,208

SHAREHOLDERS’ EQUITY

Common stock	120,942	118,724
Additional paid-in capital	954,332	914,339
Retained earnings	2,257,895	1,977,254
Accumulated other comprehensive income	97,186	119,665
Treasury stock	(133,923)	(98,799)

Total shareholders’ equity	3,296,432	3,031,183

Total liabilities and shareholders’ equity	$9,064,082	$8,834,391

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Earnings
(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2010	2009	2010	2009
REVENUE

Net earned premium	$2,041,924	$2,037,235	$509,786	$512,810
Net investment income	203,819	191,965	53,216	50,225
Other operating income (a)	44,832	82,669	9,797	12,904
Net realized investment gain	12,104	12,076	4,207	7,224
Other-than-temporary impairment loss
Total loss	(378)	(6,443)	(62)	(354)
Portion recognized in equity, before tax	(47)	1,014	(63)	204

Net loss recognized in earnings	(425)	(5,429)	(125)	(150)

Total revenue (a)	2,302,254	2,318,516	576,881	583,013

EXPENSE

Loss and loss adjustment expense, net	1,213,029	1,215,759	290,384	303,815
Policy acquisition costs, net (a)	322,046	308,554	79,968	85,368
Other operating expense	256,004	259,488	66,051	63,979
Interest expense	21,348	16,164	5,441	4,348

Total expense	1,812,427	1,799,965	441,844	457,510

Earnings before income tax expense	489,827	518,551	135,037	125,503
Income tax expense	144,731	164,683	37,738	40,711

Net earnings	$345,096	$353,868	$97,299	$84,792

Basic earnings per share data:
Net earnings per share	$3.00	$3.14	$0.84	$0.75

Weighted-average shares outstanding (millions)	113.9	112.2	113.8	112.3

Diluted earnings per share data:
Net earnings per share	$2.99	$3.11	$0.84	$0.74

Weighted-average shares outstanding (millions)	114.1	113.1	114.1	113.4

Cash dividends declared, per share	$0.560	$0.520	$0.145	$0.135

(a)	2009 amounts changed to be consistent with 2010 presentation.

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Twelve months ended
	December 31,
	2010	2009
Operating activities
Net earnings	$345,096	$353,868
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(38,507)	23,432
Change in reinsurance recoverables	(2,077)	42,521
Change in ceded unearned premium	(10,713)	(34,107)
Change in loss and loss adjustment expense payable	6,702	22,439
Change in reinsurance balances payable	20,609	60,057
Change in unearned premium	7,106	48,366
Change in premium and claims payable, excluding restricted cash	1,243	(98,675)
Change in accounts payable and accrued liabilities	31,032	96,040
Stock-based compensation expense	13,018	15,628
Depreciation and amortization expense	17,380	16,221
Gain on investments	(12,168)	(3,518)
Other, net	36,479	40,525

Cash provided by operating activities	415,200	582,797

Investing activities
Sales of available for sale fixed income securities	239,414	551,760
Maturity or call of available for sale fixed income securities	620,884	347,794
Maturity or call of held to maturity fixed income securities	25,240	86,364
Cost of available for sale fixed income securities acquired	(1,347,285)	(1,159,796)
Cost of held to maturity fixed income securities acquired	(120,643)	(59,754)
Cost of other investments acquired	(4,977)	—
Change in short-term investments	311,983	(297,016)
Proceeds from sales of strategic and other investments	4,638	114,940
Payments for purchase of businesses, net of cash received	(36,348)	(38,018)
Proceeds from sale of subsidiaries	17,068	50,557
Other, net	(9,627)	(16,581)

Cash used by investing activities	(299,653)	(419,750)

Financing activities
Issuance of notes payable	—	296,096
Advances on line of credit	50,000	130,000
Payments on line of credit	(50,000)	(350,032)
Payments on convertible notes	(64,472)	(60,210)
Sale of common stock	29,193	19,198
Purchase of common stock	(35,124)	(35,464)
Dividends paid	(63,245)	(57,437)
Other, net	(13,502)	(3,085)

Cash used by financing activities	(147,150)	(60,934)

Net increase (decrease) in cash	(31,603)	102,113
Cash at beginning of year	129,460	27,347

Cash at end of year	$97,857	$129,460

HCC Insurance Holdings, Inc. and Subsidiaries
Gross Written Premium
(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2010	2009	Change	2010	2009	Change
U.S. Property & Casualty
Aviation	$162,539	$176,073	(8)%	$40,939	$42,160	(3)%
E&O	81,567	109,163	(25)	18,251	25,045	(27)
Public Risk	64,802	66,176	(2)	14,405	14,105	2
Other	229,567	251,996	(9)	49,741	46,753	6

	538,475	603,408	(11)	123,336	128,063	(4)

Professional Liability
U.S. D&O	388,369	426,027	(9)	121,067	136,801	(12)
International D&O	97,960	97,977	—	28,034	30,365	(8)
Other	109,962	115,465	(5)	32,754	36,482	(10)

	596,291	639,469	(7)	181,855	203,648	(11)

Accident & Health
Medical Stop-loss	654,335	633,573	3	166,079	160,300	4
Other	107,394	111,462	(4)	27,865	33,810	(18)

	761,729	745,035	2	193,944	194,110	—

U.S. Surety & Credit
Surety	171,595	159,287	8	39,458	44,619	(12)
Credit	55,271	44,235	25	14,266	10,459	36

	226,866	203,522	11	53,724	55,078	(2)

International
Energy	106,902	98,935	8	9,849	6,658	48
Property Treaty	74,514	284	nm	3,110	284	nm
Liability	86,681	87,142	(1)	18,180	20,676	(12)
Surety & Credit	75,106	75,775	(1)	18,087	20,626	(12)
Other	110,275	75,426	46	22,277	19,394	15

	453,478	337,562	34	71,503	67,638	6

Exited Lines	2,069	30,795	nm	(184)	7,168	nm

Totals	$2,578,908	$2,559,791	1%	$624,178	$655,705	(5)%

nm — Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Written Premium
(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2010	2009	Change	2010	2009	Change
U.S. Property & Casualty
Aviation	$110,539	$124,336	(11)%	$26,442	$28,681	(8)%
E&O	81,443	109,026	(25)	18,187	24,971	(27)
Public Risk	46,844	48,524	(3)	10,209	8,877	15
Other	89,995	100,921	(11)	26,266	20,343	29

	328,821	382,807	(14)	81,104	82,872	(2)

Professional Liability
U.S. D&O	288,306	316,468	(9)	90,263	97,091	(7)
International D&O	39,307	53,952	(27)	11,233	16,765	(33)
Other	73,949	76,660	(4)	22,110	23,261	(5)

	401,562	447,080	(10)	123,606	137,117	(10)

Accident & Health
Medical Stop-loss	654,335	633,571	3	166,079	160,300	4
Other	107,038	110,983	(4)	27,774	33,691	(18)

	761,373	744,554	2	193,853	193,991	—

U.S. Surety & Credit
Surety	164,764	153,479	7	37,416	42,977	(13)
Credit	44,609	35,729	25	12,331	6,516	89

	209,373	189,208	11	49,747	49,493	1

International
Energy	53,063	49,435	7	1,347	(833)	nm
Property Treaty	59,878	284	nm	(2,116)	284	nm
Liability	79,959	78,472	2	16,549	18,831	(12)
Surety & Credit	64,847	68,887	(6)	13,569	18,934	(28)
Other	66,597	55,982	19	9,232	10,794	(14)

	324,344	253,060	28	38,581	48,010	(20)

Exited Lines	724	29,580	nm	(185)	6,917	nm

Totals	$2,026,197	$2,046,289	(1)%	$486,706	$518,400	(6)%

nm — Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Earned Premium
(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2010	2009	Change	2010	2009	Change
U.S. Property & Casualty
Aviation	$115,952	$129,626	(11)%	$28,704	$31,112	(8)%
E&O	95,275	118,834	(20)	21,196	28,366	(25)
Public Risk	46,409	39,986	16	11,883	11,133	7
Other	81,877	90,993	(10)	19,303	19,633	(2)

	339,513	379,439	(11)	81,086	90,244	(10)

Professional Liability
U.S. D&O	303,028	306,621	(1)	73,994	81,209	(9)
International D&O	47,358	59,082	(20)	10,609	14,283	(26)
Other	74,840	78,831	(5)	18,774	18,428	2

	425,226	444,534	(4)	103,377	113,920	(9)

Accident & Health
Medical Stop-loss	654,335	633,572	3	166,079	160,301	4
Other	105,699	107,967	(2)	26,216	27,271	(4)

	760,034	741,539	2	192,295	187,572	3

U.S. Surety & Credit
Surety	160,373	147,803	9	41,048	39,808	3
Credit	39,535	34,824	14	10,433	7,383	41

	199,908	182,627	9	51,481	47,191	9

International
Energy	52,671	49,099	7	13,105	14,131	(7)
Property Treaty	47,594	51	nm	15,061	51	nm
Liability	81,887	82,137	—	21,409	20,774	3
Surety & Credit	69,264	68,162	2	15,464	17,733	(13)
Other	64,770	56,673	14	16,676	14,285	17

	316,186	256,122	23	81,715	66,974	22

Exited Lines	1,057	32,974	nm	(168)	6,909	nm

Totals	$2,041,924	$2,037,235	—%	$509,786	$512,810	(1)%

nm — Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Investment Income and Unrealized Gain
(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2010	2009	2010	2009
Sources of net investment income:

Fixed income securities
Taxable	$110,517	$106,690	$28,101	$27,796
Exempt from U.S. income taxes	92,297	82,760	24,712	21,171

Total fixed income securities	202,814	189,450	52,813	48,967
Short-term investments	900	1,978	269	187
Other	4,344	4,338	1,291	2,144

Total investment income	208,058	195,766	54,373	51,298
Investment expense	(4,239)	(3,801)	(1,157)	(1,073)

Net investment income	$203,819	$191,965	$53,216	$50,225

Unrealized gain on available for sale fixed income securities:

Increase (decrease) in unrealized gain for period, before tax	$(21,677)	$141,685	$(166,630)	$(52,185)

Unrealized gain at:

December 31, 2010	$134,634

September 30, 2010	$301,264

June 30, 2010	$224,943

March 31, 2010	$163,883

December 31, 2009	$156,311

HCC Insurance Holdings, Inc. and Subsidiaries
Net Loss Ratios
(Unaudited, in thousands)

	Twelve months ended		Twelve months ended
	December 31, 2010		December 31, 2009
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$115,952	55.0%	$129,626	56.6%
E&O	95,275	79.2	118,834	61.5
Public Risk	46,409	61.8	39,986	66.3
Other	81,877	28.4	90,993	31.2

	339,513	56.3	379,439	53.1

Professional Liability
U.S. D&O	303,028	60.8	306,621	62.2
International D&O	47,358	60.8	59,082	53.3
Other	74,840	70.0	78,831	68.9

	425,226	62.4	444,534	62.2

Accident & Health
Medical Stop-loss	654,335	73.6	633,572	71.7
Other	105,699	71.0	107,967	80.5

	760,034	73.3	741,539	72.9

U.S. Surety & Credit
Surety	160,373	22.8	147,803	22.8
Credit	39,535	41.5	34,824	59.9

	199,908	26.5	182,627	29.9

International
Energy	52,671	22.2	49,099	25.7
Property Treaty	47,594	58.2	51	nm
Liability	81,887	43.3	82,137	25.7
Surety & Credit	69,264	41.7	68,162	50.9
Other	64,770	61.3	56,673	46.1

	316,186	45.4	256,122	36.9

Exited Lines	1,057	nm	32,974	nm

Totals	$2,041,924	59.4%	$2,037,235	59.7%

nm — Not meaningful comparison